Exhibit 10.10

THIS AMENDMENT AGREEMENT TO THE SHAREHOLDERS AGREEMENT (Amendment Agreement) is made on 12 December 2009

Between:

(1)

RAMPAGE CHINA LIMITED, a limited liability company incorporated in the Cayman Islands with its registered office located at the office of Offshore Incorporations (Cayman) Limited, Scotia Centre, 4th Floor, P.O.Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands, (the Company);

(2)	MECOX LANE LIMITED, a limited liability company incorporated in the Cayman Islands with its registered office located at M&C Corporate Services Limited, P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, (Party A); and

(3)	ICONIX CHINA LIMITED, a Limited liability company incorporated in Hong Kong with its registered office locate at 12/F., Novel Industrial Building, 850-870 Lai Chi Kok Road, Cheung Sha Wan, Kowloon, Hong Kong (Party B).

(collectively, the Parties and each individually a Party).

Whereas,

(A) The Parties entered into a shareholders agreement (the Shareholders Agreement) in respect of the Company on 8th December 2008.

(B) After the execution of the Shareholders Agreement, the Parties wish to enter into this Amendment Agreement to amend the Shareholders Agreement.

NOW IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION & DEFINITION

1.1 Save as expressly defined herein, terms defined and expressions in respect of which a construction is given under the Shareholders Agreement shall bear the same meaning or, as the case may be, construction, when used in this Amendment Agreement.

1.2 The headings in this Amendment Agreement are for convenience only and do not affect its interpretation.

2.	AMENDMENTS TO THE SHAREHOLDERS AGREEMENT

2.1 The Parties agree that Clause 4.2 of the Shareholders Agreement shall be replaced in its entirety with the following clause: “Subject to all of the Conditions Precedent set out in clause 5 having been fulfilled or waived (as the case may be) in accordance with the terms hereof, Party A hereby agrees to subscribe for 8,000,000 Shares constituting eighty percent (80%) of the issued share capital of the Company (Party A Subscription Shares) for a total subscription price of US$100,000 (Party A Subscription Consideration).”

2.2 The Parties agree that Clause 4.4 of the Shareholders Agreement shall be replaced in its entirety with the following clause: “Subject to all of the Conditions Precedent set out in clause 5 having been fulfilled or waived (as the case may be) in accordance with the terms hereof, Party B hereby agrees to subscribe for 2,000,000 Shares constituting twenty percent (20%) of the issued share capital of the Company (Party B Subscription Shares) by way of assigning and/or licensing or procuring the assignment and/or licensing of all its rights, titles and interests in and to the Trademarks to the Company in accordance with the Trademark Assignment Agreement (Party B Subscription Consideration).”

3.	VALIDITY AND EFFECTIVENESS OF AMENDMENTS

3.1 Each of the Parties agrees and acknowledges that it is bound by the Shareholders Agreement as amended by this Amendment Agreement.

3.2 Save as amended by this Amendment Agreement, all other provisions of the Shareholders Agreement shall remain in full force and effect and all references to “this Agreement” in the Shareholders Agreement shall hereafter be deemed to mean the Shareholders Agreement as amended by this Amendment Agreement.

4.	OTHER PROVISIONS

4.1 Each Party shall do all things and execute and deliver all further documents necessary to give full effect to this Amendment Agreement.

4.2 This Amendment Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this Amendment Agreement by e-mail attachment or telecopy shall be an effective mode of delivery.

4.3 The provisions of clause 38 (Notices) of the Shareholders Agreement shall apply to any notice or other communication given under this Amendment Agreement.

4.4 This Amendment Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

4.5 Clauses 28 of the Shareholders Agreement shall apply in respect of the resolution of any dispute, controversy or claim arising out of or in connection with this Amendment Agreement.

IN WITNESS WHEREOF, this Amendment Agreement has been signed by the duly authorised representatives of the Parties on the date first written above.

SIGNED by Yu Ken Ling Kelvin	)
for and on behalf of	)
MECOX LANE LIMITED	)	/s/ Kelvin Kenling Yu
in the presence of:	)
Occupation:	)

SIGNED by Veronica Sylvia Wing Wai Au Chou	)
for and on behalf of	)
ICONIX CHINA LIMITED	)
in the presence of:	)	/s/ Veronica Chou
Occupation:	)

SIGNED by Alfred Gu	)
for and on behalf of	)
RAMPAGE CHINA LIMITED	)	/s/ Alfred Beichun Gu
in the presence of:	)
Occupation:	)